SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           March 10, 1999
                                                      -----------------------

                               SODAK GAMING, INC.
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             (Exact name of registrant as specified in its charter)

      South Dakota                  000-21754                 46-0407053
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

  5301 S. Hwy. 16, Rapid City, South Dakota                    57701
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (605) 341-5400
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

     On March 10, 1999, Sodak Gaming, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with International Game Technology, a Nevada corporation ("Parent"), and SAC, Inc. a South Dakota corporation and a wholly-owned subsidiary of Parent ("Merger Sub").

     Pursuant to the Merger Agreement and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company which will be the surviving corporation and will become a wholly-owned subsidiary of Parent. Under the terms of the Merger Agreement, each stockholder of the Company will receive $10.00 in cash in exchange for the cancellation of each share of Company common stock owned by such stockholder. A copy of the Merger Agreement is being filed as Exhibit 2 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

     Comptemporaneously with the execution and delivery of the Merger Agreement, Parent entered into an Irrevocable Proxy and Voting Agreement (the "Voting Agreements") with each of four stockholders of the Company who collectively own approximately 52% of the Company's shares. A copy of the form of the Voting Agreements is attached to this report as Exhibit 10 and is incorporated herein by reference. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreement.

     On March 11, 1999, the Company and Parent issued a press release, a copy of which is being filed as Exhibit 99 to this report and is incorporated herein by reference.

                      FORWARD-LOOKING STATEMENT DISCLOSURE

     This report contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "estimates," or variations of such words, and similar expressions are also intended to identify forward-looking statements. In light of the risks and uncertainties inherent in future projections, many of which are beyond the Company's control, actual results could differ materially from those in the forwarded-looking statements. These statements should not be regarded as a representation that the objectives will be achieved. The Company has no obligation to release publicly the results of any future revisions it may make to forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. For more information about the Company and risks arising when investing in the Company, you are directed to the Company's most recent reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission.


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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits.

     (c) Exhibits.

         2   Agreement and Plan of Merger dated March 10, 1999 by and
      among Sodak Gaming, Inc., International Game Technology and SAC, Inc.

         10 Form of Irrevocable Proxy and Voting and Option Agreement dated March 10, 1999 by and among International Game Technology and certain of the Company's stockholders.

         99 Press Release issued by Sodak Gaming, Inc. and International Game Technology dated March 11, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 11, 1999                  By:  /s/ Michael G. Diedrich
                                         -------------------------------
                                         Name:  Michael G. Diedrich
                                         Title: Vice President Corporate
                                                   Secretary


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                                  EXHIBIT INDEX

Exhibit Index         Description
-------------         -----------

2 Agreement and Plan of Merger dated March 10, 1999 by and among Sodak Gaming, Inc., International Game Technology and SAC, Inc.

10 Form of Irrevocable Proxy and Voting and Option Agreement dated March 10, 1999 by and among International Game Technology and certain of the Company's stockholders.

99 Press Release issued by Sodak Gaming, Inc. and International Game Technology dated March 11, 1999.